Goodwill	6 Months Ended
May 31, 2026
Goodwill [Abstract]
GOODWILL
8.	GOODWILL

Goodwill arising from the acquisition has been recognized as follows:

	As of
	November 30, 2025 (Audited)	May 31, 2026 (Unaudited)	May 31, 2026 (Unaudited)
	HK$	HK$	US$
Consideration transferred	-	10,000	1,276
Fair value of net liabilities acquired	-	355,399	45,351
Goodwill	-	365,399	46,627

During the interim period ended 31 May 2026, the Company completed the acquisition of United Planning Company Limited on March 31, 2026 (the “Acquisition Date”). The acquisition was accounted for as a business combination in accordance with ASC 805, Business Combinations. The consideration transferred was HK$10,000, which was payable to the seller and remained outstanding as of May 31, 2026. Goodwill represents expected synergies, assembled workforce and other strategic benefits that do not qualify for separate identifiable asset recognition.